Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to Registration Statement No. 333-99387 of WCMA Money Fund (the “Fund”) on Form N-1A of our reports dated May 20, 2005 for each fund and each related Trust listed below, appearing in the March 31, 2005 Annual Reports of WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund, and WCMA Treasury Fund, respectively, which are incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement.

Name

WCMA Money Fund
Master Money Trust

WCMA Government Securities Fund
Master Government Securities Trust

WCMA Tax-Exempt Fund
Master Tax-Exempt Trust

WCMA Treasury Fund
Master Treasury Trust

We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP
Princeton, New Jersey
July 25, 2005